                                                                     EXHIBIT 3.9

             CERTIFICATE OF CONVERSION TO LIMITED LIABILITY COMPANY
                                       OF
                           ALEXANDRIA CARE CENTER, LLC
                    (A CALIFORNIA LIMITED LIABILITY COMPANY)
                                       TO
                           ALEXANDRIA CARE CENTER, LLC
                     (A DELAWARE LIMITED LIABILITY COMPANY)

      This Certificate of Conversion to Limited Liability Company, dated as of July 19, 2004, is being duly executed and filed by Roland Rapp, as an authorized person, to convert Alexandria Care Center, LLC, a California limited liability company, to Alexandria Care Center, LLC, a Delaware limited liability company, under the Delaware Limited Liability Company Act (6 Del. C. Section 18-101, et seq.).

      1. Alexandria Care Center, LLC was first formed on July 19, 2004. The jurisdiction of Alexandria Care Center, LLC at the time it was first formed was California.

      2. Alexandria Care Center, LLC's name immediately prior to the filing of this Certificate of Conversion to Limited Liability Company was Alexandria Care Center, LLC.

      3. The name of Alexandria Care Center, LLC as set forth in its certificate of formation is Alexandria Care Center, LLC.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Conversion to Limited Liability Company as of the date first written above.


                                          /s/ Roland Rapp
                                          ------------------------------------
                                          Roland Rapp
                                          Authorized Person


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                            CERTIFICATE OF FORMATION

                                       OF

                           ALEXANDRIA CARE CENTER, LLC

      This Certificate of Formation of Alexandria Care Center, LLC, dated as of July 19, 2004, is being duly executed and filed by Roland Rapp, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. Section 18-101, et. seq.).

      FIRST. The name of the limited liability company formed hereby is Alexandria Care Center, LLC.

      SECOND. The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are National Registered Agents, Inc., 9 East Loockerman Street, Suite 1B, Dover, Kent County, Delaware 19901.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.


                                                      /s/
                                          ------------------------------------
                                          Roland Rapp
                                          Authorized Person